Commitments	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
Commitments
Commitments

The principal raw materials required for our steel manufacturing operations are iron ore, coal, coke, chrome, nickel, silicon, manganese, zinc, limestone, and carbon and stainless steel scrap. We also use large volumes of natural gas, electricity and industrial gases in our steel manufacturing operations. In addition, we may purchase carbon steel slabs from other steel producers to supplement the production from our own steelmaking facilities. We negotiate most of our purchases of iron ore, coal, coke and industrial gases at prices under annual and multi-year agreements. The iron ore agreements typically have a variable-price mechanism by which the price of iron ore is adjusted quarterly, based on reference to a historical iron ore index. We typically make purchases of carbon steel slabs, carbon and stainless steel scrap, natural gas, a majority of our electricity, and other raw materials at prevailing market prices, which fluctuate with supply and demand. We enter into derivative instruments for some purchases of energy and certain raw materials to hedge some of their price volatility.

Commitments for future capital investments at December 31, 2015, totaled approximately $45.7, all of which we expect to incur in 2016.

We are building a research and innovation center in Middletown, Ohio. The construction of the 135,000 square foot facility is in progress on a 16-acre site located in the Cincinnati-Dayton growth corridor and will replace our existing research facility. We are financing the estimated $36.0 project principally through government incentives and a long-term capital lease with payments beginning when we substantially complete the project, which we believe will be in the fourth quarter of 2016.